Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:

Jim Machi	Jill Colna
Senior VP Marketing	PR Director
Dialogic Corporation	SVM Public Relations
973 967 6034	401 490 9700
jim.machi@dialogic.com	jill.colna@svmpr.com

Dialogic Corporation Enters into Agreement to Acquire NMS Communications Platforms Business

Acquisition of NMS’s Vision Media Server and Gateway and Open Access Board and Software product lines will further position Dialogic as the industry leader in multimedia communications platforms offerings

MONTREAL, Quebec.  September 12, 2008 – Dialogic Corporation (“Dialogic”) announced today that it had entered into a definitive agreement with NMS Communications Corporation (“NMS”) through which Dialogic plans to acquire the NMS Communications Platforms business, which provides enabling technology and tools for value-added services in mobile telecommunications.  The NMS Communications Platforms business features the Open Access family of boards and APIs including PacketMedia Host Media Processing, and the AG series, TX series, CG series, MG series as well as the Vision family of servers and gateways.

Under the terms of the definitive agreement, Dialogic plans to acquire the NMS Communications Platforms business and associated assets and agreed upon liabilities for total consideration of $28M in cash, subject to certain adjustments set forth in such definitive agreement.  The transaction has been unanimously approved by NMS’s board of directors and is expected to close in the fourth quarter of 2008 subject to the receipt of required regulatory approvals and satisfaction of customary closing conditions.  The transaction is also subject to approval by the stockholders of NMS, and a special meeting of NMS’s stockholders is anticipated to be held during the fourth quarter of 2008.

“The mobile value added service market segment is a critical growth area for Dialogic and, as such, NMS’s products and employees will be an important asset to us going forward. The inclusion of video as an increasingly important element of a typical mobile phone call is an important investment area for Dialogic.  Combining the Dialogic® video technology with the NMS Vision product line will enable a quicker time to market and a more complete product offering than either of us could have provided on our own”, said Nick Jensen, Dialogic’s President and CEO.  “NMS’s excellent high density technology enabling boards will also complement the current Dialogic TDM, IP and hybrid technology enabling offerings.”

“We are pleased that Dialogic is acquiring the NMS Communications Platforms business”, said Bob Schechter, NMS’s Chairman and CEO.  “We believe that Dialogic will be a great supplier of superior technology and innovation to the NMS customer base, including LiveWire Mobile, going forward.”

About Dialogic Corporation

Dialogic Corporation is a leading provider of open systems platforms to both the Enterprise and Service Provider markets. The platforms enable converged communications, allowing service providers, developers and system integrators to deliver services, content and applications using multimedia processing and signaling technologies.

Headquartered in Montreal, Canada, Dialogic and its subsidiaries have over twenty offices worldwide, providing local presence, knowledge and support to serve its customers around the globe. Dialogic’s research and development centers are located in Parsippany, New Jersey; Buffalo, New York; Needham, Massachusetts; Hyannis, Massachusetts; Salem, New Hampshire; London, England; Dublin, Ireland; and Stuttgart, Germany as well as Montreal.

Information about Dialogic is available at www.dialogic.com.

About NMS Communications Corporation

NMS Communications Corporation (NASDAQ:NMSS) is a leading provider of applications, platforms and technologies that make possible the rapid creation and deployment of a broad range of value-added services, from voice mail to IVR to ringback and mobile TV. Visit www.nmss.com for more information.

Dialogic is a trademark of Dialogic Corporation and NMS is a trademark of NMS Communications Corporation.  Any other trademarks mentioned herein belong to their respective owners.

Important Additional Information Will Be Filed With The SEC

NMS plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein.  The proxy statement will contain important information about NMS, Dialogic, the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein.  NMS Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein.

NMS Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NMS through the web site maintained by the SEC at www.sec.gov.

In addition, NMS investors and security holders will be able to obtain free copies of the proxy statement from NMS by contacting Karen Cameron at 100 Crossing Boulevard, Framingham, MA, 01702 or 508-271-1000.

NMS, Dialogic, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the NMS Communications Platforms business and the other corporate matters set forth in the proxy statement.  Information regarding NMS’s directors and executive officers and their ownership of NMS Shares is contained in NMS’s annual report on Form 10-K for the year ended December 31, 2007 and its proxy statement for NMS’s Annual Meeting of Stockholders which was filed with the SEC on April 22, 2008, and is supplemented by other public filings made, and to be made, with the SEC.  A more complete description will be available in the proxy statement filed in connection with the proposed sale of the NMS Communications Platforms business.  NMS Investors and security holders may obtain additional information regarding the direct and indirect interests of NMS, Dialogic, and their respective directors and executive officers with respect to the proposed sale of the NMS Communications Platforms business by reading the proxy statement and other filings referred to above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this document regarding the proposed sale of the NMS Communications Platforms business to Dialogic, the expected timetable for completing the transaction, future financial and operating results of NMS and Dialogic, benefits and synergies of the transaction, future opportunities and future products of NMS and Dialogic, and any other statements regarding NMS’s or Dialogic’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including approval of the proposed sale of the NMS Communications Platforms business to Dialogic by NMS’s stockholders and receipt of required regulatory approvals; the possibility that Dialogic may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate NMS Communications Platforms business operations into those of Dialogic; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in  maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; fluctuations in financial results; and other risks.  Dialogic assumes no obligation to update the information in this communication, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Any reference to our website in this document is not intended to incorporate the contents thereof into this document or any other public announcement.